UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 15, 2008

RENAISSANCE LEARNING, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22187	39-1559474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 Peach Street P.O. Box 8036 Wisconsin Rapids, Wisconsin (Address of principal executive offices)	54495-8036 (Zip code)

(715) 424-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 15, 2008, Renaissance Learning, Inc., a Wisconsin corporation (the “Company”) issued a press release (the “Earnings Press Release”) announcing its results of operations for the first quarter ended March 31, 2008.  On the same date, the Company held a conference call, which was open to the public, to discuss these results.  A copy of the Earnings Press Release and a transcript of the related conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

The information in this Item, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

On April 17, 2008, the Company issued a press release (the “Dividend Press Release”) announcing the Company’s declaration of a quarterly cash dividend to be paid June 2, 2008 to the Company’s shareholders of record as of May 9, 2008.  A copy of the Dividend Press Release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description

99.1	Earnings Press Release dated April 15, 2008 (including financial statements for the first quarter ended March 31, 2008)

99.2	Transcript of earnings release conference call held on April 15, 2008

99.3	Dividend Press Release dated April 17, 2008 (announcing declaration of quarterly cash dividend)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 18, 2008

RENAISSANCE LEARNING, INC.

By:  /s/ Mary T. Minch

Mary T. Minch

Senior Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release dated April 15, 2008 (including financial statements for the first quarter ended March 31, 2008)

99.2	Transcript of earnings release conference call held on April 15, 2008

99.3	Dividend Press Release dated April 17, 2008 (announcing declaration of quarterly cash dividend)

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